EXHIBIT 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report of CIT Group Inc. ("CIT") on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey M. Peek, the Chief Executive Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

                                                 /S/ JEFFREY M. PEEK
                                                 -------------------------------
                                                 Jeffrey M. Peek
                                                 Chairman and
                                                 Chief Executive Officer
                                                 CIT Group Inc.

                                                 Dated: March 14, 2005